UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2024

STRONG GLOBAL ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-41688	N/A
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

108 Gateway Blvd, Suite 204 Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)

(704) 471-6784

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Voting Shares, without par value	SGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 17, 2024, Strong Global Entertainment, Inc. (the “Company”) held a Meeting of the Stockholders (the “Stockholder Meeting”). At the Stockholder Meeting, the Company’s stockholders elected five directors nominated for election and voted on three proposals set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities Exchange Commission on August 13, 2024.

Proposal No. 1: Approve the Arrangement Agreement and Plan of Arrangement and the related transactions, thereby approving the Business Combination (the “Arrangement and Plan of Arrangement Proposal”).

The stockholders approved the Arrangement and Plan of Arrangement Proposal by the following votes:

	Votes For	Votes Against	Abstained	Broker Non-Votes
The Arrangement and Plan of Arrangement Proposal	6,569,047	17,047	2,001	492,121

Proposal No. 3: Fix the number of directors at five (the “Directors Proposal”).

The stockholders approved the Directors Proposal by the following votes:

	Votes For	Votes Against	Abstained
The Directors Proposal	7,077,148	3,067	1

Proposal No. 4: Election of Directors:

The stockholders elected five directors by the following votes:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mark Roberson	6,584,412	3,683	492,121
D. Kyle Cerminara	6,583,919	4,176	492,121
Richard E. Govignon, Jr.	6,584,362	3,733	492,121
Marsha G. King	6,583,913	4,182	492,121
John W. Struble	6,583,912	4,183	492,121

Proposal No. 5 Ratify the appointment of Haskell & White LLP (the “SGE Auditor”) as auditor for the ensuing year and to authorize the directors of SGE to fix their renumeration (the “Haskell & White Auditor Approval Proposal”).

The stockholders approved the Haskell & White Auditor Approval Proposal by the following votes:

	Votes For	Votes Against	Abstained
The Haskell & White Auditor Approval Proposal	7,058,125	12,453	9,638

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRONG GLOBAL ENTERTAINMENT, INC.

Date: September 19, 2024	By:	/s/ Todd R. Major
Todd R. Major
Chief Financial Officer